                                                                      EXHIBIT 99

                          TERM SHEET DATED May 24, 2000

                Note: The following is a preliminary Term Sheet.
                All terms and statements are subject to change.

                           $705,000,000 (Approximate)



--------------------------------------------------------------------------------
                      Conseco Finance Securitizations Corp.
--------------------------------------------------------------------------------

                                 [CONSECO LOGO]

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         Certificates for Manufactured Housing Contracts, Series 2000-2
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--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED May 24, 2000

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2000-2
                           $705,000,000 (Approximate)
                               Subject to Revision

Seller                     Conseco Finance Securitizations Corp.

Servicer                   Conseco Finance Corp., formerly Green Tree
                           Financial Corporation
Trustee                    U.S. Bank National Association, St. Paul, MN
Underwriters               Lehman Brothers Inc. (Lead),
                           Merrill Lynch (co),
                           Credit Suisse First Boston (co)

OFFERED CERTIFICATES:


================================================================================================================
                             Amount       Ratings (S&P/Fitch/Moody's)    WAL at 175% MHP    Exp. Final Maturity
----------------------------------------------------------------------------------------------------------------
To Call
    A-1                    $46,750,000          AAA/AAA/Aaa                  0.95                 04/02
    A-2                    $18,000,000          AAA/AAA/Aaa                  2.21                 01/03
    A-3                    $31,000,000          AAA/AAA/Aaa                  3.20                 05/04
    A-4                    $33,000,000          AAA/AAA/Aaa                  5.00                 09/06
    A-5                    $88,125,000          AAA/AAA/Aaa                  10.40                11/12
    A-6                   $400,000,000          AAA/AAA/Aaa                  5.83                 11/12
    M-1                    $35,625,000           AA/AA/Aa2                   9.07                 11/12
    M-2                    $37,500,000             A/A/A2                    9.07                 11/12
    B-1                    $15,000,000         BBB+/BBB+/Baa2                5.04                 07/06

To Maturity
    A-5                    $88,125,000          AAA/AAA/Aaa                  11.70                06/20
    A-6                   $400,000,000          AAA/AAA/Aaa                  6.36                 06/20
    M-1                    $35,625,000           AA/AA/Aa2                   9.62                 09/17
    M-2                    $37,500,000             A/A/A2                    9.62                 09/17
Total Balance             $705,000,000
----------------------------------------------------------------------------------------------------------------

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:              April 30, 2000 for a portion of the Pool, in each
                           case for contracts other than Subsequent Contracts.
                           For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

EXP. PRICING:              Week of May 15, 2000

EXP. SETTLEMENT/
CLOSING DATE:              May 30, 2000

LEGAL FINAL:               December 2031

REMITTANCE DATE:           The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing in July 2000.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                           Certificates and the Class C Certificates (Class C
                           Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2, Class B-3I and
                           Class C Certificates will be retained by an affiliate of Conseco Finance Corp. and will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:                Two separate REMIC Elections will be made with
                           respect to the Trust for federal income tax purposes.

OPTIONAL PURCHASE/
AUCTION: 20% cleanup call or auction sale subject to certain requirements if call is not exercised.

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           (i) manufactured housing contracts having an aggregate principal balance of approximately
                           $389,101,737.30 as of the Cut-off Date (the "Initial
                           Contracts") and (ii) additional manufactured housing contracts (the "Additional Contracts").

PRE-FUNDING ACCOUNT:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts
                           (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period") for inclusion in the Contract
                           Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal, allocated approximately 35.15704% to the class A-1 Certificateholders and approximately
                           64.84296% to the Class A-6 Certificateholders on the next Remittance Date. If 35.15704% of the amount remaining in the Pre Funding Account is greater than the remaining principal balance of the Class A-1 certificates, any additional amounts shall be distributed as an additional payment of principal to the Class A-2, Class A-3, Class A-4 and Class A-5 certificateholders sequentially until each class is retired.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CREDIT ENHANCEMENT:        Class A     17.75% subordination (Class M-1, Class
                                       M-2, Class B-1, Class B-2 and
                                       overcollateralization) and Excess Spread

                           Class M-1   13.00% subordination (Class M-2, Class
                                       B-1, Class B-2 and
                                       overcollateralization) and Excess Spread

                           Class M-2   8.00% subordination (Class B-1, Class
                                       B-2 and overcollateralization) and
                                       Excess Spread

                           Class B-1   6.00% subordination (Class B-2 and
                                       overcollateralization) and Excess Spread

                           For any Remittance Date, the Overcollateralization Amount will be the excess, if any, of (a) the sum of the aggregate principal balance of the manufactured housing contracts immediately following that Remittance Date and the amount on deposit in the Pre-Funding Account, if any, over (b) the aggregate principal balance of the Class A, Class M and Class B Certificates as of that Remittance Date (after taking into account principal payments).

                           There will be initial overcollateralization of approximately 1.5% building to 2.0% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                           The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until the overcollateralization amount equals 2.0% of (i) the aggregate Cut-Off Date principal balance of manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

                           If the amount available in the certificate account on a particular remittance date, prior to the remittance date in July 2005, is not sufficient to make a full distribution of the Formula Principal Distribution Amount to those classes of certificates then entitled to receive principal distributions, the shortfall will be carried forward and added to the amount of principal those certificateholders will be entitled to receive on the next remittance date. As a result, if the overcollateralization amount is reduced by losses on the contracts, as described under "- Losses on Liquidated Contracts" below, the overcollateralization amount will be restored to its prior level as the amount available in the certificate account on subsequent remittance dates is sufficient to pay shortfalls in the required principal distributions for prior remittance dates, until the remittance date in July 2005. Any reductions in the overcollateralization amount that occur on the remittance date in July 2005 or later will not be offset by subsequent increases in the amount of principal to be distributed on the certificates.

DISTRIBUTIONS:             Certificateholders will be entitled to receive on
                           each Remittance Date commencing in July 2000, to the extent that the Amount Available in the Certificate
                           Account, is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of
                           (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related
                           Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Remittance Date in July 2000, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                           The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                           The "Due Period" with respect to all Remittance Dates other than the Remittance Date in July 2000, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                           With respect to the Remittance Date in July 2000, the Due Period is the period from and including May 1, 2000 to and including June 15, 2000.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST ON THE            Interest will be distributed first to each of the
CLASS A, CLASS M-1,        Class A-1, Class A-2, Class A-3, Class A-4 and Class
CLASS M-2 AND CLASS B-1    A-5 Certificates and Class A-6 Certificates, then to
CERTIFICATES:              the Class M-1 Certificates, then to the Class M-2
                           Certificates and then to the Class B-1 Certificates.
                           Interest on the outstanding Class A Principal
                           Balance, Class M-1 Adjusted Principal Balance, Class
                           M-2 Adjusted Principal Balance, and Class B-1
                           Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent
                           Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                           Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                           The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE           After the payment of all interest distributable to
CLASS A, CLASS M-1,        the Class A, Class M-1, Class M-2, and Class B-1
CLASS M-2 AND CLASS B-1    Certificateholders, principal will be distributable
CERTIFICATES:              in the following manner:

                           On each Remittance Date, approximately 64.84296% of the Class A Percentage will be distributed to the Class A-6 Certificateholders and approximately 35.15704% of the Class A Percentage will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                           Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 27.375%.

                           The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 20.25%.

                           The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                           (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the
                           Overcollateralization Amount, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and
                           (vi) the Class B Principal Balance must not be less than $15,000,000.

PURCHASE OPTION;           Commencing on the first Remittance Date when the
AUCTION SALE               aggregate scheduled principal balance of the
                           contracts is less than or equal to 20% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Subsidiary
                           Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:        Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:       The Class B-2 Certificateholders will be entitled to
                           receive principal on each Remittance Date on which
                           (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A
                           Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1
                           Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus Supplement.

                           On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED       If Net Liquidation Proceeds from Liquidated Contracts
CONTRACTS:                 in the respective collection period are less than the
                           Scheduled Principal Balance of such Liquidated
                           Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                           Servicing Fee (as long as Conseco Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class
                           B-1 Certificateholders, then the Class M-2
                           Certificateholders and then the Class M-1
                           Certificateholders, since a portion of the Amount
                           Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                           Certificateholders.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 52% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------
Number of Contracts:                                         10,290
Wgt. Avg. Contract Rate:                                    11.272%
Range of Rates:                                      5.25% - 19.95%
Wgt. Avg. Orig. Maturity:                                318 months
Wgt. Avg. Rem. Maturity:                                 313 months
Avg. Current Balance:                                    $37,813.58
Wgt. Avg. LTV:                                               88.31%
New/Used:                                             73.8% / 25.2%
Park/Private:                                         28.1% / 71.9%
Single/Double:                                        29.5% / 70.5%
Land/Home:                                                    31.9%
Conventional:                                                100.0%
-----------------------------------------------------------------------


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

-------------------------------------------------------------------------------------------------------
                                 Number of       Aggregate Principal    % of Contracts by Outstanding
                              Contracts as of  Balance Outstanding as    Principal Balance as of the
      Origination Year       the Cut-Off Date    of the Cut-Off Date            Cut-Off Date
-------------------------------------------------------------------------------------------------------
1982                                    1                8,050.86                       *
1983                                    2               24,155.23                    0.01
1984                                   12              134,322.56                    0.03
1985                                   18               60,670.97                    0.02
1986                                  506            2,000,436.53                    0.51
1987                                  307            1,933,434.18                    0.50
1988                                  381            3,122,496.89                    0.80
1989                                   98            1,272,704.37                    0.33
1990                                   60            1,203,474.31                    0.31
1991                                  212            3,427,874.30                    0.88
1992                                  231            3,341,581.54                    0.86
1993                                   27              523,036.00                    0.13
1994                                   17              440,288.15                    0.11
1995                                    4              106,374.13                    0.03
1996                                    4               71,129.32                    0.02
1997                                    2               28,991.93                    0.01
1998                                    3               58,810.94                    0.02
1999                                1,326          110,931,448.07                   28.51
2000                                7,079          260,412,457.02                   66.93
Total:                             10,290          389,101,737.30                  100.00
-------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

-------------------------------------------------------------------------------------------------------
                                 Number of       Aggregate Principal    % of Contracts by Outstanding
                              Contracts as of  Balance Outstanding as    Principal Balance as of the
States                       the Cut-Off Date    of the Cut-Off Date            Cut-Off Date
-------------------------------------------------------------------------------------------------------
AK                                      1               60,457.31                    0.02
AL                                    455           14,089,105.68                    3.62
AR                                    543           14,548,111.35                    3.74
AZ                                    162            8,005,653.40                    2.06
CA                                    229           10,534,406.78                    2.71
CO                                    164            7,168,557.70                    1.84
CT                                      4              156,392.01                    0.04
DC                                      1                7,340.68                    0.00
DE                                     33            1,336,393.10                    0.34
FL                                    619           23,305,893.76                    5.99
GA                                    789           22,521,240.30                    5.79
IA                                     93            2,943,530.24                    0.76
ID                                     47            2,211,663.05                    0.57
IL                                     97            3,076,108.85                    0.79
IN                                    225            8,828,256.11                    2.27
KS                                     76            2,474,237.48                    0.64
KY                                    176            6,497,331.41                    1.67
LA                                    179            5,576,484.62                    1.43
MA                                      6              246,223.26                    0.06
MD                                     36            1,435,563.93                    0.37
ME                                     36            1,354,221.54                    0.35
MI                                    449           21,653,731.78                    5.57
MN                                    116            3,675,994.25                    0.94
MO                                    199            6,958,523.60                    1.79
MS                                    756           18,284,111.07                    4.70
MT                                     40            1,841,885.80                    0.47
NC                                    728           45,951,255.16                   11.81
ND                                     35            1,119,129.12                    0.29
NE                                     44            1,604,004.43                    0.41
NH                                     54            2,590,554.95                    0.67
NJ                                      3              176,509.32                    0.05
NM                                    128            4,946,208.41                    1.27
NV                                    135            7,611,902.28                    1.96
NY                                    316            7,348,982.36                    1.89
OH                                    390            9,947,780.47                    2.56
OK                                    191            6,619,575.14                    1.70
OR                                     73            4,991,817.14                    1.28
PA                                    193            6,811,039.05                    1.75
RI                                      1               42,547.04                    0.01
SC                                    304           12,472,366.93                    3.21
SD                                     60            2,014,350.93                    0.52
TN                                    248           10,443,453.01                    2.68
TX                                  1,352           51,393,720.94                   13.21
UT                                     23            1,188,802.73                    0.31
VA                                    127            5,862,425.48                    1.51
VT                                     26            1,008,970.57                    0.26
WA                                    138            9,670,063.84                    2.49
WI                                     75            2,317,896.99                    0.60
WV                                     83            2,859,610.60                    0.73
WY                                     32            1,317,351.35                    0.34
Total                              10,290          389,101,737.30                  100.00
-------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

-------------------------------------------------------------------------------------------------------
                                  Number of       Aggregate Principal     % of Contracts by Outstanding
Original Contract              Contracts as of  Balance Outstanding as    Principal Balance as of the
Amount (in Dollars)           the Cut-Off Date    of the Cut-Off Date            Cut-Off Date
-------------------------------------------------------------------------------------------------------
0.00 - 9,999.99                        226            1,684,035.82                   0.43
10,000.00 - 19,999.99                2,164           23,268,865.29                   5.98
20,000.00 - 29,999.99                2,122           45,843,847.17                  11.78
30,000.00 - 39,999.99                1,829           61,234,758.97                  15.74
40,000.00 - 49,999.99                1,191           52,954,596.00                  13.61
50,000.00 - 59,999.99                  893           48,994,398.59                  12.59
60,000.00 - 69,999.99                  597           38,563,364.13                   9.91
70,000.00 - 79,999.99                  424           31,541,532.30                   8.11
80,000.00 - 89,999.99                  279           23,564,873.02                   6.06
90,000.00 - 99,999.99                  226           21,438,077.43                   5.51
100,000.00 - 109,999.99                138           14,365,510.27                   3.69
110,000.00 - 119,999.99                 88           10,081,719.83                   2.59
120,000.00 - 129,999.99                 51            6,319,652.26                   1.62
130,000.00 - 139,999.99                 22            2,833,967.08                   0.73
140,000.00 - 149,999.99                 20            2,883,632.68                   0.74
150,000.00 - 159,999.99                  4              609,080.83                   0.16
160,000.00 - 169,999.99                  6              971,491.68                   0.25
170,000.00 - 179,999.99                  4              702,865.97                   0.18
180,000.00 - 189,999.99                  1              184,208.49                   0.05
190,000.00 - 199,999.99                  3              578,270.56                   0.15
220,000.00 - 229,999.99                  1              222,585.34                   0.06
260,000.00 - 269,999.99                  1              260,403.59                   0.07
Total:                              10,290          389,101,737.30                 100.00
-------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



                       CONTRACT RATE OF INITIAL CONTRACTS

------------------------------------------------------------------------------------------------------
                                  Number of       Aggregate Principal    % of Contracts by Outstanding
                               Contracts as of  Balance Outstanding as   Principal Balance as of the
Contract Rate                 the Cut-Off Date    of the Cut-Off Date           Cut-Off Date
------------------------------------------------------------------------------------------------------
5.000 - 5.999                            1               95,664.40                  0.02
6.000 - 6.999                           21            2,073,222.60                  0.53
7.000 - 7.999                          229           20,931,100.34                  5.38
8.000 - 8.999                          730           59,319,158.11                 15.25
9.000 - 9.999                          578           35,278,907.96                  9.07
10.000 - 10.999                        771           39,556,678.63                 10.17
11.000 - 11.999                      1,447           60,433,345.58                 15.53
12.000 - 12.999                      1,910           61,968,038.02                 15.93
13.000 - 13.999                      2,422           58,630,886.34                 15.07
14.000 - 14.999                      1,471           36,391,532.99                  9.35
15.000 - 15.999                        396            9,677,510.97                  2.49
16.000 - 16.999                        137            2,534,093.33                  0.65
17.000 - 17.999                        158            2,008,882.07                  0.52
18.000 - 18.999                         13              146,333.56                  0.04
19.000 - 19.999                          6               56,382.40                  0.01
Total:                              10,290          389,101,737.30                100.00
------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

------------------------------------------------------------------------------------------------------
                                 Number of       Aggregate Principal     % of Contracts by Outstanding
        Loan to Value         Contracts as of  Balance Outstanding as    Principal Balance as of the
            Ratio            the Cut-Off Date    of the Cut-Off Date            Cut-Off Date
------------------------------------------------------------------------------------------------------
0.01 - 5.00                             1               73,989.73                   0.02
5.01 - 10.00                            4              181,598.65                   0.05
10.01 - 15.00                           5              155,873.60                   0.04
15.01 - 20.00                          14              308,679.06                   0.08
20.01 - 25.00                           8              203,341.54                   0.05
25.01 - 30.00                          11              455,953.22                   0.12
30.01 - 35.00                          18              353,743.32                   0.09
35.01 - 40.00                          17              455,271.21                   0.12
40.01 - 45.00                          27              747,144.15                   0.19
45.01 - 50.00                          47            1,504,058.10                   0.39
50.01 - 55.00                          56            1,884,624.59                   0.48
55.01 - 60.00                          85            3,005,137.22                   0.77
60.01 - 65.00                         118            4,534,113.73                   1.17
65.01 - 70.00                         139            5,726,845.68                   1.47
70.01 - 75.00                         254           11,356,776.27                   2.92
75.01 - 80.00                         881           32,534,901.39                   8.36
80.01 - 85.00                         817           28,190,688.69                   7.25
85.01 - 90.00                       3,980          137,543,147.94                  35.35
90.01 - 95.00                       2,533          114,207,102.43                  29.35
95.01 - 100.00                      1,275           45,678,746.78                  11.74
Total:                             10,290          389,101,737.30                 100.00
------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.




                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

------------------------------------------------------------------------------------------------------
                                  Number of       Aggregate Principal    % of Contracts by Outstanding
                               Contracts as of  Balance Outstanding as   Principal Balance as of the
Months Remaining              the Cut-Off Date    of the Cut-Off Date           Cut-Off Date
------------------------------------------------------------------------------------------------------
1 - 30                                 847            3,287,459.48                  0.84
31 - 60                                549            4,488,838.32                  1.15
61 - 90                                392            5,558,632.95                  1.43
91 - 120                               626           10,529,010.60                  2.71
121 - 150                              268            6,096,167.01                  1.57
151 - 180                            1,052           24,368,340.17                  6.26
181 - 210                               10              355,849.69                  0.09
211 - 240                            1,001           30,793,805.79                  7.91
241 - 270                                3              163,915.41                  0.04
271 - 300                              865           31,767,324.14                  8.16
331 - 360                            4,677          271,692,393.74                 69.83
Total:                              10,290          389,101,737.30                100.00
------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES

                           75% MHP             125% MHP            175% MHP            250% MHP            300% MHP
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                         ------------        ------------        ------------        ------------        ------------
To Call
A-1                     1.73     11/03      1.22     11/02      0.95     04/02      0.72     11/01      0.62     09/01
A-2                     4.11     04/05      2.85     10/03      2.21     01/03      1.68     05/02      1.45     02/02
A-3                     6.06     12/07      4.20     09/05      3.20     05/04      2.40     05/03      2.06     12/02
A-4                     9.58     03/12      6.76     11/08      5.00     09/06      3.47     08/04      2.96     12/03
A-5                    17.46     06/20     13.30     01/16     10.40     11/12      7.45     09/09      6.13     04/08
A-6                    10.13     06/20      7.53     01/16      5.83     11/12      4.19     09/09      3.49     04/08
M-1                    14.92     06/20     11.19     01/16      9.07     11/12      7.40     09/09      6.63     04/08
M-2                    14.92     06/20     11.19     01/16      9.07     11/12      7.40     09/09      6.63     04/08
B-1                     8.60     12/10      6.02     11/07      5.04     07/06      4.76     12/05      4.64     09/05
B-2                    16.19     06/20     12.21     01/16      9.84     11/12      7.85     09/09      6.98     04/08

To Maturity
A-5                    18.86     06/27     14.79     03/24     11.70     06/20      8.46     12/15      6.97     10/13
A-6                    10.70     06/27      8.14     03/24      6.36     06/20      4.60     12/15      3.83     10/13
M-1                    15.49     06/25     11.75     11/20      9.62     09/17      8.07     09/14      7.37     05/13
M-2                    15.49     06/25     11.75     11/20      9.62     09/17      8.07     09/14      7.37     05/13
B-2                    17.41     06/25     13.35     11/20     11.00     09/17      9.07     09/14      8.26     05/13


(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.



                              ADDITIONAL CONTRACTS

                Aggregate Principal        Wtd. Avg.          Wtd. Avg.         Wtd. Avg.
                Balance Outstanding      Original Term     Remaining Term     Contract Rate
             -------------------------------------------------------------------------------------
Pool 1              3,723,853.87               76                 76              16.600%
Pool 2              9,764,029.43              120                120              16.267
Pool 3             42,670,644.81              177                177              15.628
Pool 4             55,593,781.00              240                240              15.427
Pool 5             32,774,118.12              300                300              15.615
Pool 6            196,907,222.41              360                360              13.031
             -------------------------------------------------------------------------------------
Total             341,433,649.64              302                302              14.125%



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.